SCHEDULE 14A INFORMATION


           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


                            Filed by the Registrant |X|

                  Filed by a Party other than the Registrant |_|

Check the appropriate box:


|X|  Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|_|  Definitive Proxy Statement

|_|  Definitive Additional Materials

|_|  Soliciting Material Pursuant to ss. 240.14a-12

                                    CDEX INC.

                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                                    CDEX INC.
                         1700 Rockville Pike, Suite 400
                            Rockville, Maryland 20852

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            to be held March 17, 2006


The Annual Meeting of Stockholders of CDEX Inc., a Nevada corporation, will be held at 10:00 a.m., Eastern Standard Time, on Friday, March 17, 2006 at the offices of the company, 1700 Doubletree Hotel, 1750 Rockville Pike, Suite 400, Rockville, Maryland, MD 20852.

     for the following purposes:

          1. To elect five directors to serve until their successors are elected and qualified.

          2. To approve an amendment to our Certificate of Incorporation to increase the number of shares of Class A common stock that we are authorized to issue from 39,300,000 shares to 50,000,000 shares.

          3. To approve an amendment to our 2003 Stock Incentive Plan increasing the number of shares of Class A common stock available for issuance thereunder, either directly or through the issuance of options, by an additional 3,500,000 shares.

          4. To consider and vote upon a proposal to ratify the appointment of Aronson & Company as the Company's independent auditors for the fiscal year ending October 31, 2006;

          5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the proxy statement accompanying this notice.

     Further information regarding the meeting and the above proposals is set forth in the accompanying Proxy Statement. The Board of Directors has fixed the close of business on January 30, 2006 as the record date for the meeting, and only holders of common stock of record at such time will be entitled to vote at the Annual Meeting or any adjournments thereof. You are cordially invited to attend the Annual Meeting in person.


By order of the Board of Directors


/s/
----------------------------------
BD Liaw
Chairman
February __, 2006



PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE A QUORUM, AS WELL AS YOUR REPRESENTATION, AT THE MEETING. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                    CDEX INC.
                         1700 Rockville Pike, Suite 400
                            Rockville, Maryland 20852

                                 PROXY STATEMENT


                            VOTING AND OTHER MATTERS

General

This Proxy Statement and accompanying Proxy Card are being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of CDEX Inc., a Nevada corporation (the "Company"), for use at the 2006 Annual Meeting of Stockholders of the Company to be held at the Doubletree Hotel, 1750 Rockville Pike, Rockville MD 20852, at 10:00 a.m., Eastern Standard Time, on Friday, March 17 , 2006, and at any adjournments thereof (such meeting or adjournment(s) thereof referred to as the "Annual Meeting"), for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying form of proxy card are first being mailed to stockholders on or about February 17, 2006.

Voting Securities and Voting Rights

The close of business on January 30, 2006, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 35,693,128 shares of the Company's Class A common stock, par value $.005 per share (the "Common Stock"), issued and outstanding. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Annual Meeting. Each share is entitled to one vote on all issues requiring a stockholder vote at the Annual Meeting. Stockholders may not cumulate their votes for the election of Directors. Directors shall be elected by a plurality of the votes of the shares present or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will have no effect on the outcome of the vote on Proposal 1. Broker non-votes will not be counted in tabulations of the votes cast on Proposal 1 and will have no effect on the outcome of the vote.

All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted FOR THE ELECTION OF THE NOMINEES NAMED HEREIN. The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy (i) by the execution and submission of a revised proxy, (ii) by written notice to the Secretary of the Company or (iii) by voting in person at the Annual Meeting.

Solicitation

The Company will pay for the cost of this solicitation and may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of our directors and officers, personally or by telephone or email, without additional compensation.

Delivery of Proxy Materials and Annual Report to Households

The Securities and Exchange Commission has implemented a rule permitting companies and brokers, banks or other intermediaries to deliver a single copy of an annual report and proxy statement to households at which two or more beneficial owners reside. This method of delivery, which eliminates duplicate mailings, is referred to as "householding." Beneficial owners sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding, either affirmatively or implicitly by not objecting to householding, will receive only one copy of the Company's Annual Report and this proxy statement.

If you hold your shares in your own name as a holder of record, householding will not apply to your shares.

Beneficial owners who reside at a shared address, at which a single copy of the Company's Annual Report and this proxy statement is delivered may obtain a separate Annual Report and/or proxy statement without charge by sending a written request to: CDEX INC., 1700 Rockville Pike, Suite 400, Rockville, Maryland 20852, Attention: Investor Relations, or by calling the Company at
(301) 881-0080. The Company will promptly deliver an Annual Report and proxy statement upon request.

Not all brokers, banks or other intermediaries may offer the opportunity to permit beneficial owners to participate in householding. If you want to participate in householding and eliminate duplicate mailings in the future, you must contact your broker, bank or other intermediary directly. Alternately, if you want to revoke your consent to householding and receive separate annual reports and proxy statements for each beneficial owner sharing your address, you must contact your broker, bank or other intermediary to revoke your consent.

Annual Report and Other Matters

Our Form 10-KSB for the fiscal year ended October 31, 2005, which is being mailed to stockholders with this proxy statement, contains financial and other information about the Company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

                                  PROPOSAL ONE
                                  ------------

                              ELECTION OF DIRECTORS

Our by-laws require that at least 1/4 of the total number of directors be elected at each annual meeting of stockholders and that such directors serve for a term of two years or until their successors have been elected and qualified. Our Articles of Incorporation provide that until December 11, 2006, the holders of our outstanding Class B shares will be entitled to elect a majority of our directors.

Two directors are to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the nominees named below. In the event that any such nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee designated by the current Board of Directors to fill the vacancy. The Board of Directors has no reason to expect that any nominee will be unable or will decline to serve as a director.

A nominee for election must receive a plurality of the votes cast to be elected as a director. Stockholders have no right to vote cumulatively for directors, but rather each stockholder shall have one vote for each share of Common Stock held by such stockholder for each director.

Nominees for Director

The Board of Directors unanimously recommends a vote FOR the election of each of the nominees listed below.

The following table sets forth certain information regarding our directors and nominees for director.

Nominees:

James Griffin                       56      Chief Executive Officer, President
                                            and Director
Donald W. Strickland                56      Director

Other directors and officers:

Dr. BD Liaw                         68      Director (Chairman of the Board)
Timothy Shriver                     55      Sr. Vice President of Technical
                                            Operations, Director
George Dials                        60      Director


The following is a summary of the business experience of each nominee:

Mr. James O. Griffin, President & Chief Executive Officer, has served in senior executive positions in the high technology security and defense electronic systems industries for more than 25 years. Throughout his career, Mr. Griffin has focused on commercializing emerging technologies--growing sales and establishing productive distribution channels. Mr. Griffin joined CDEX in 2005, originally as chief operating officer, from a background in both public and private enterprises in the U.S., with extensive experience establishing and heading the international business units of several multinationals, including SenTech, Simplex, and Cardkey Systems. Immediately preceding CDEX, at Cernium, Inc., Mr. Griffin served as vice president of federal systems sales where he founded the company's Washington, DC office, and opened relationships with government agencies for the developer of security video analytics systems. Previously, as vice president and general manager for the IPIX Corporation, he launched the company's security division, IPIX Security, and established a customer base that included the 2004 G-8 Summit for the IPIX line of mission critical security imaging systems. As managing director of Simplex Asia Ltd., Mr. Griffin led a nearly two-year transformation of the fire alarm manufacturer's Asian operations and reversed a major operating loss. Under Mr. Griffin's leadership, the security services division of Mosler Inc. added contracts with the New York Port Authority to upgrade the security systems in the three airports serving New York City. For Cardkey Systems, Mr. Griffin created the company's international division, linking together worldwide distributors to form cohesive sales channels. Mr. Griffin holds an MBA from Pepperdine University and a B.S. in Electrical Engineering from California State University.

Mr. Donald W. Strickland, Director, comes to CDEX from a 30-year career in successfully developing businesses internationally for both large public companies and technology startups. He has held executive positions at Eastman Kodak Company and Apple Computer, including heading product development, manufacturing, and sales. In 1996 he became CEO of PictureWorks Technology, a technology start up, which he sold for $200M in 2000 to IPIX Corporation, a public company traded on the NASDAQ exchange. Thereafter, he served as President and CEO of IPIX through 2004, during which time he led the company through a major restructuring, focusing on the security markets and taking the company to profitability. Mr. Strickland holds a bachelor's degree in physics from Virginia Tech, a master's degree in physics from the University of Notre Dame, a master's degree in optics from the University of Rochester, a master's degree in management from the Stanford University and a law degree from George Washington University.

The following is a summary of the business experience of each of our other officers and directors:

Mr. Timothy Shriver has served as our Senior Vice President of Technical Operations since July 2001. From 1999 until 2001 Mr. Shriver provided outside consulting services to Ontario Hydro-Generation and CAMOCO, a large uranium mining and processing company. Mr. Shriver's consulting focused on overall business practices with particular emphasis on the implementation of quality assurance programs and evaluation of management capabilities and practices. From 1997 to 1999, Mr. Shriver served as Director of Performance Assurance for Ontario Hydro-Generation (OPG), where he developed and managed the implementation of the overall Quality Program at OPG's three CANDU sites and OPG auxiliary sites supporting the Nuclear Program (at that time, the largest in North America). His activities also included responsibility for the development and implementation of an integrated Corrective Action Program, a performance based Audit and Assessment program and the development of a process oriented Quality Assurance Manual including the establishment and maintenance of the required interface with the federal regulator to obtain approval. Between OPG and CDEX, Mr. Shriver consulted for other utilities' quality assurance programs.

Mr. Georgre Dials has been a director of CDEX since July 2001. Mr. Dials is currently the Chief Operating Officer of Waste Control Specialists, a chemical waste repository. From July 2002 until May 2003, Mr. Dials was President and CEO of LES, LLC a company seeking a license to build a nuclear fuel enrichment facility. From February 2001 to June 2002, Mr. Dials served as Senior Vice President of Consulting Services for Science and Engineering Associates responsible for its Consulting Services line of business, where he provided executive level direction in corporate mergers and acquisitions in the consulting area. Mr. Dials managed the engineering, and scientific studies of Yucca Mountain as a potential geologic repository for spent nuclear fuel and high-level radioactive waste. Responsibilities include scheduling and cost performance, technical and administrative performance, strategic operations plan development, and resource allocation for a $250 million project. Mr. Dials received a B.S. in Engineering in 1967 from West Point and Masters Degrees in Political Science and Nuclear Engineering from the Massachusetts Institute of Technology. He served in the U.S. Army for 10 years, and was awarded the Silver Star and Bronze Star for Valor.

Dr. BD Liaw has served as a director of CDEX since October 2001 and became Chairman of the Board in February 2006. Since January 2003, he has also served as Managing Director - Energy Services for Dynamic Resolutions LLC, performing consulting services to international utilities in Asia. Dynamic Resolutions is not affiliated with CDEX. Mr. Liaw and Mr. Philips are sole members in Dynamic Resolutions LLC. From July 1995 to October 2002, he served as an Advisor and from September 1996 to March 2001, as an Executive Director, to Taiwan Power Co., an electrical utility. Dr. Liaw served for over 20 years at the U.S. Nuclear Regulatory Commission and its predecessor agency, the Atomic Energy Commission. His work related to the high-level nuclear waste repository and low-level waste projects. In 1986 and 1987, he was invited by China and Taiwan, respectively, to visit Mainland China and Taiwan to assist in establishing their nuclear safety regulatory programs. In 1985 thru 1990, Dr. Liaw managed the NRC's regulatory oversight of the Tennessee Valley Authority's (TVA) nuclear program, and was instrumental in bringing TVA's nuclear program back to full regulatory compliance. Dr. Liaw represented the NRC in many meetings, conferences and symposiums in the United States and around the world on a wide range of issues. In 1994, Dr. Liaw accepted an invitation from the government of Taiwan to visit and help resolve some legislators' concerns regarding energy issues facing the country. Subsequently in 1995, Dr. Liaw accepted a request to return to Taiwan as an advisor to the Ministry of Economic Affairs. Dr. Liaw also served in a number of positions over the past six years, including as an advisor to the Industrial Technology Research Institute.

Responsibilities of the Board of Directors

The Board of Directors is responsible for ensuring that the Company is managed in the best interest of its stockholders. The Directors oversee the Company's business. As part of this process, the Directors consult with the Company's independent auditors.

The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has a Compensation Committee that meets periodically and whose responsibilities are described below.

Our Board of Directors held five (5) meetings during the fiscal year ended October 31, 2005. Each of our directors attended at least 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors held during fiscal 2005, and (ii) the total number of meetings held by the Compensation Committee of the Board of Directors on which such person served during fiscal 2005.

Compensation Committee

The Compensation Committee, which held one (1) meeting during fiscal 2005, administers the Company's Stock Incentive Plans, establishes the compensation of the Chief Executive Officer and sets policy for compensation of all senior management and directors. During fiscal 2005, Mr. Liaw served as Chairman of the Compensation Committee.

                            CDEX Inc. CODE OF ETHICS

The Board of Directors has adopted this Code of Ethics to guide the conduct of its directors, officers and employees in the conduct of the Company's business and financial dealings. All directors, officers and employees of the Company are expected to be familiar with this Code of Ethics and to adhere to and apply the principles and procedures set forth herein. The Company has designated Dr. B.D. Liaw as the Code of Ethics Contact Person for allegations dealing with officers and directors and Tim Shriver as the Code of Ethics Contact Person for allegations dealing with other CDEX employees. Should you have any questions or concerns or wish to discuss a possible violation of this Code of Ethics, you should contact Dr. Liaw or Tim Shriver 301-881-0800 and 520-514-6393, respectively.

The general purposes of this Code of Ethics are as follows:

     o To create a corporate culture and business environment in which the legitimate interests of stockholders, employees, customers and suppliers and other stakeholders are all fairly and openly represented and in which all feel, as far as possible, they are treated fairly.
     o To promote honest, open, candid and ethical conduct, including fair dealing and the ethical handling of actual or apparent conflicts of interest;
     o To promote full, fair, accurate, timely and understandable financial and other disclosure;
     o To promote compliance with applicable laws and governmental rules and regulations;
     o To ensure the protection of the Company's legitimate business interests, including corporate opportunities, assets and confidential information; and
     o To deter wrongdoing and, when it occurs, detect and swiftly deal with it and its consequences for the company's stakeholders fairly.

Set forth below are the specific rules governing the conduct of directors, officers and employees which form the substance of this Code of Ethics. Each director, officer and employee should read them carefully and commit to upholding them in the pursuit of the Company's business and financial affairs.

I.  Honest and Candid Conduct
Each director, officer and employee must act with integrity, including being honest and candid while still maintaining the confidentiality of information in compliance with the Company's policies for the handling of confidential information as outlined in more detail in the company's standard non disclosure and non compete agreements. In addition, each director, officer and employee must adhere to the highest standard of business ethics and observe the letter, form and spirit of state and federal laws, as well as governmentally mandated accounting standards and other rules and regulations.

II. Conflicts of Interest/Corporate Opportunities
A "conflict of interest" arises when an individual's personal interest or position in the corporate management structure interferes with or is inconsistent with the interests of the Company or with the carrying out their duties in the best interests of the Company. A conflict of interest can arise when a director, officer or employee takes any action outside the Company or has any interest outside the Company that may make it difficult to perform his or her work for the Company objectively and effectively. Even the appearance of such a situation may create a conflict of interest. Any director, officer or employee contemplating a material transaction or relationship which could reasonably be expected to give rise to a conflict of interest, or the appearance of a conflict of interest, should discuss it with the Code of Ethics Contact Person prior to taking any action. Service to the Company should never be subordinated to personal gain and advantage. Conflicts of interest must be avoided and when detected they must be reported and action taken to relieve them immediately upon detection.

The following are examples of potential cases of conflict of interest. This list, however, is by no means exhaustive:

     o Significant ownership or other financial interest in any supplier or customer of the Company;
     o Any consulting, employment or other financial relationship with any supplier, customer or competitor of the Company;
     o Any outside business activity which detracts from an individual's ability to devote an appropriate amount of time and/or attention to the Company;
     o    Using company assets or influence for personal use or benefit;
     o Receipt of non-nominal gifts of excessive entertainment from any company with which the Company has current or prospective business dealings or from supervised employees;
     o Selling anything to the Company or buying anything from the Company, other than on similar terms and conditions as would prevail in an arms-length transaction; or
     o Actions that would present a conflict for a director, officer or employee if taken by a family member with knowledge of the director, officer or employee.

Directors, officers and employees of the Company are prohibited from taking (directly or indirectly) a business opportunity that is discovered through the use of corporate property, information or position, unless the Company has approved in writing or been offered the opportunity and declined it. Any director, officer or employee contemplating such a transaction or business opportunity should first discuss it with the appropriate Code of Ethics Contact. Simply put, it is imperative that all put the company's interest first.
While a more comprehensive discussion of the Company's sexual harassment or racial prejudice policy will be discussed in the Company's Employee Manual, in short, the Company will not be tolerated such action or the failure to report to the appropriate Code of Ethics Contact such action, both of which will dealt with equally.

III. Disclosure
Every director, officer or employee who is directly involved in the Company's financial affairs or decision-making or is part of the Company's SEC/public disclosure process must be familiar with and comply with the Company's disclosure controls and procedures and internal control over financial reporting, to the extent relevant to his or her area of responsibility. This also extends to ensuring that the Company's public disclosure documents filed with the SEC comply in all material respects, with the applicable securities laws and SEC rules and regulations. Such persons should consult with other Company officials with the goal of making full, fair, timely, accurate and understandable disclosure. Such persons must properly review and critically analyze proposed disclosure for accuracy and completeness and must not knowingly misrepresent, or cause others to misrepresent, facts about the Company to others, including the Company's independent auditors, counsel or governmental or self-regulatory organizations (such as the NASD).

IV. Compliance
It is the personal responsibility of each director, officer and employee to uphold the Company's policy of complying with all applicable laws, rules and regulations and to adhere to the standards and restrictions imposed thereby. It is against Company policy and, in many circumstances, illegal for a director, officer or employee to profit from undisclosed, nonpublic Company information. This includes trading in the Company's securities (either directly or indirectly) while in possession of material nonpublic information relating to the Company. Any director, officer or employee who is uncertain about the legality of a purchase or sale or business relationship or witnesses a violation of this code, should immediately consult with the Code of Ethics Contact Person who will, if appropriate, discuss the matter with the board of directors and/or Company counsel.

V.  Reporting and Accountability
The Code of Ethics Contact Person will report all potential violations of this Code of Ethics to the Company's CEO. With respect to allegations of Code of Ethics violations related to employees who are not officers or directors, the CEO will be responsible for directing an appropriate investigation and, in conjunction with the Code of Ethics Contact Person for Employees, administering appropriate corrective actions. The board of directors will be responsible for directing an appropriate investigation and administering appropriate corrective action with respect to allegations of Code of Ethics violations related to officers or directors of the Company. The Company's board of directors is responsible for final interpretation of the Code of Ethics. The Company will not tolerate any delay in or failure to report or any retaliation against any other director, officer or employee who, in good faith, reports any existing or potential violation of this Code of Ethics. If a violation has occurred, the Company will take such disciplinary or preventive action as it deems appropriate. In certain cases, this may involve dismissal or notification of appropriate governmental authorities for appropriate prosecution or other action.

VI. Waiver
From time to time, the Company may waive one or more provisions of this Code of Ethics. But this can only be done in writing. Any request for a waiver of any provision of this code must be in writing and addressed to the board of directors. Prior to submitting a request for a waiver, you should consult with the appropriate Code of Ethics Contact Person. In certain cases, waivers of this Code of Ethics must be reported on Form 8-K to the Securities and Exchange Commission.

Approved by the CDEX Board of Directors on the date, January 26, 2005

Section 16(a) Beneficial Ownership Reporting Compliance

The officers, directors and 10% stockholders of CDEX timely filed all reports subject to the reporting requirements of Section 16(a) during the fiscal year ended October 31, 2005, with the exception of Timothy Shriver who filed a Form 4 on December 1, 2005 to report sales of common stock dating to August 1, 2005.



                             EXECUTIVE COMPENSATION

The following table sets forth information regarding the remuneration of our executive officers:

                                                      ANNUAL COMPENSATION                       LONG TERM COMPENSATION
                                               ---------------------------------     ------------------------------------------
                                                                                              AWARDS                PAYOUTS
                                                                                     -------------------------    -------------
                                                                                     RESTRICTED    SECURITIES
                                       FISCAL    CASH                OTHER ANNUAL      STOCK       UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION             YEAR   SALARY(1)    BONUS   COMPENSATION(1)    AWARDS       OPTIONS       COMPENSATION
-----------------------------------------------------------------------------------  -------------------------    -------------
Malcolm Philips                         2005   $ 96,000       -       $ 204,000             -             -                -
Former CEO, President                   2004   $ 96,000       -       $ 204,000             -             -                -
Chairman of the Board of Directors      2003   $ 96,000       -       $ 206,046             -             -                -

James Griffin                           2005   $ 11,667       -       $   8,333             -       300,000 (2)            -
CEO, President                          2004   $      -       -       $       -             -             -                -
Former Chief Operating Officer          2003   $      -       -       $       -             -             -                -

Timothy D. Shriver                      2005   $ 96,000       -       $ 156,000             -             -                -
Sr. VP Technical Operations             2004   $ 96,000       -       $ 156,000             -             -                -
                                        2003   $ 96,000       -       $ 155,789             -             -                -


(1) Pursuant to the terms of their Executive Services Agreements and based upon CDEX's financial condition, the executive officers have each foregone all or a portion of his stated salary, and has been paid instead in the form of cash and shares of common stock. All share amounts are subject to a vesting schedule with a risk of forfeiture in the event the employee does not remain with CDEX for the required amount of time. See discussion under Employment Agreements below for greater detail on the terms of employment including compensation.

(2) Represents options to purchase 300,000 shares of Class A Common Stock, 1/3 of which will vest on September 30, 2006, with 1/24th of the balance vesting on the first day of each month (commencing November 1, 2006) for the two years thereafter. Unless otherwise stated in the Company's Stock Option Plan, the Stock Options must be exercised within two years of their vesting date. In the event of a change of control in the Company (which shall be the sale of more than 50% of the Registrant), all unvested Stock Options shall immediately vest, effective as of the date of such change in control.

Remuneration of Key Employees Who are Highly Compensated

In addition to our executive officers and directors, we have one key employee in fiscal year 2005:

                                           ANNUAL COMPENSATION                      LONG TERM COMPENSATION
                                     ---------------------------------    -------------------------------------------
                                                                                   AWARDS                 PAYOUTS
                                                                          --------------------------   --------------
                                                                          RESTRICTED    SECURITIES
NAME AND PRINCIPAL           FISCAL    CASH              OTHER ANNUAL       STOCK       UNDERLYING       ALL OTHER
POSITION                      YEAR   SALARY (1)  BONUS  COMPENSATION (1)    AWARDS       OPTIONS       COMPENSATION
-----------------------------------------------------------------------   --------------------------   --------------
Dr. Wade Poteet               2005    $ 96,000     -      $ 114,000             -              -                -
Principal Scientist           2004    $ 96,000     -      $ 114,000             -              -                -
                              2003    $ 96,000     -      $ 123,705             -              -                -

(1) Pursuant to the terms of his Employment Agreement and based upon CDEX's financial condition Dr. Poteet has foregone all or a portion of his stated salary, and instead is compensated in the form of cash and in shares of common stock. All share amounts are subject to a vesting schedule with a risk of forfeiture in the event the employee does not remain with CDEX for the required amount of time.

Dr. Poteet resigned from his employment position with the company effective January 1, 2006 and now serves on a full-time consultancy basis, continuing as the company's Principal Scientist.

Employment Agreements

The Company entered into employment agreements with Messrs. Philips and Shriver effective January 1, 2002. The agreements each continue for an indefinite period unless terminated by CDEX for "cause," or by the employee for "good reason" (as such terms are defined in the agreements), or upon two weeks prior written notice by either party to the other. The agreements provide for salaries based on annual amounts of $300,000 for Mr. Philips and $250,000 for Mr. Shriver, which are subject to review on an annual basis. The salary shall be payable in equal monthly installments, unless otherwise required by applicable state law and, based on CDEX's economic posture, may be paid in cash and/or stock, at CDEX's option. Each agreement provides for a minimum monthly cash payment to the employee of $7,500 for Mr. Shriver and $3,000 for Mr. Philips. CDEX has availed itself of this option for the past three fiscal years as reflected under "Compensation of Executive Officers." Each of these agreements provides for the forfeiture of restricted stock granted to the employee in the event of the employee's termination before the stock is fully vested. Under the agreements, each employee is entitled to a severance package in the event of termination by CDEX other than for "cause" or by the employee for "good reason." In each case, "good reason" includes a change in management of CDEX.

The agreements with Messrs. Philips and Shriver were amended on January 1, 2003 to increase the intended minimum monthly cash payment to the employee to $8,000, and permit CDEX to pay the entire salary in common stock if paying cash is not in the best interest of the Company.

Mr. Philips resigned from the positions of Chief Executive Officer and President effective January 1, 2006, and the company entered into a Settlement and Consulting Agreement, as of said date, with an entity controlled by Mr. Philips, for Mr. Philips's continued services as the Company's Chairman of the Board and additional services as a consultant in order to assure a smooth and settled transition for the Company's new Chief Executive Officer. The agreement has a term of one year, unless extended by mutual agreement of the parties, and may be terminated by either party on two weeks' notice. Pursuant to the agreement, through the Consultant, for Mr. Philips's services, the Company will continue to pay compensation of $2,500 cash per month.

Effective January 11, 2006, the Company entered into an amendment to the employment agreement of Mr. Shriver. The amendment to Mr. Shriver's employment agreement provides for an annual cash salary of $180,000 as well as options which will vest 1/3 on January 1, 2007, and 1/24th of the remainder on the first day of each month thereafter for the following two years, as long as he is providing to the Company substantial services pursuant to a contract with the Company at the time of vesting. The number of options will be determined in fiscal year 2006.

The Company entered into an employment agreement with Mr. Griffin effective October 1, 2005. The agreement provides for an annual salary of $240,000 which may be paid in combination of cash and stock at the Company's discretion, and a discretionary annual performance bonus of 25% of the annual salary. Further, the agreement provides for options to purchase 300,000 shares of Class A Common Stock, 1/3 of which will vest on September 30, 2006, with 1/24th of the balance vesting on the first day of each month (commencing November 1, 2006) for the two years thereafter. Unless otherwise stated in the Company's Stock Option Plan, the Stock Options must be exercised within two years of their vesting date. In the event of a change of control in the Company (which shall be the sale of more than 50% of the Registrant), all unvested Stock Options shall immediately vest, effective as of the date of such change in control. The agreement continues for an indefinite period unless terminated by CDEX for "cause," or by Mr. Griffin for "good reason" (as such terms are defined in the agreements), or upon two weeks prior written notice by either party to the other. The agreement provides that Mr. Griffin's employment will be "at-will" and may be terminated upon two weeks written notice by either party.

Effective January 11, 2006, the Company entered into an amendment to the employment agreement of Mr. Griffin. The amendment provides for payment to Mr. Griffin of an annual cash salary of $204,000 as well as options which will vest 1/3 on January 1, 2007, and 1/24th of the remainder on the first day of each month thereafter for the following two years, as long as he is providing to the Company substantial services pursuant to a contract with the Company at the time of vesting. The number of options will be determined in fiscal year 2006.

STOCK INCENTIVE PLANS

2002 Stock Incentive Plan

On May 27, 2002, our board of directors adopted the 2002 Stock Incentive Plan, under which stock options and restricted stock may be granted to such of our officers, directors, employees or other persons providing services to CDEX as our board of directors, or a committee designated by them for this purpose, selects. The plan was approved by our stockholders on July 1, 2002.

Stock options granted under the plan may be nonqualified stock options or incentive stock options, as provided in the plan. Incentive stock options are to be issued in accordance with Section 422 of the Internal Revenue Code of 1986, as amended. As such, they may only be issued to employees of CDEX or any subsidiary of CDEX, and must have an exercise price of no less than 110% of fair market value of the common stock on the date of the grant. The aggregate fair market value of the underlying shares cannot exceed $100,000 for any individual option holder during any calendar year. Also, incentive stock options must expire no later than five years from the date of grant. Non-incentive options are not subject to the restrictions contained in Section 422, except that pursuant to the plan, such options cannot be exercisable at less than 85% of fair market value and must expire no later than ten years from the date of grant. The options are non-transferable and may not be assigned except that non-incentive options may, in certain cases be assigned to family members of the grantee. Upon termination of the employment (other than for cause) of a grantee of options under this plan, the grantee shall have 60 days following such termination, or one year if such termination results from the grantee's death or disability (as defined in the plan), to exercise the vested portion of any option.

Holders of options under the plan have no voting or other rights of shareholders except and to the extent that they exercise their options and are issued the underlying shares. Options under the plan may be exercised by the issuance of a promissory note from the grantee, or on a cashless basis by the grantee surrendering a portion of the shares issuable thereunder, as payment of the exercise price in lieu of cash.

Restricted stock granted under this plan may be issued subject to any restrictions set by our board of directors in its discretion except that the vesting restrictions for restricted stock granted to individuals who are not officers, directors or consultants of CDEX shall lapse no less rapidly than the rate of 20% per year for each of the first five years from the grant date. However, the board of directors in its discretion may shorten or eliminate the restrictions. Generally, unless otherwise provided by the board of directors with respect to a particular grant of restricted stock, holders of restricted stock have the right to vote and receive dividends on their shares, including shares not yet vested. Also, unless otherwise so provided, any unvested shares are deemed forfeited by the grantee upon termination of such grantee's service with CDEX.

2003 Stock Incentive Plan
-------------------------

On July 1, 2003, our shareholders adopted the 2003 Stock Incentive Plan, which has substantially the same terms as the 2002 Stock Incentive Plan. We have reserved 10,000,000 shares in the aggregate for issuance under both the 2002 and 2003 plans, including 3,000,000 available for the Board of Directors to allocate to the Incentive Plan at their discretion as approved by the Shareholders at our June 2004 Annual Meeting.

To date, we have issued approximately 8,860,000 shares of common stock and 300,000 options under the plans to certain of our officers, directors, consultants and employees, which are subject to forfeiture in accordance with the vesting schedules set forth in the granting agreements. Shares issued pursuant to the plans, whether underlying options or as restricted stock, generally may not be sold or transferred without the grantee first offering CDEX a right of first refusal to purchase the shares sought to be sold.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the stock ownership of: (i) each person known by us, as of the date of this report, to be the beneficial owner of five percent (5%) or more of our common stock, (ii) each executive officer and director, individually, and (iii) our executive officers and directors as a group. Each person has sole voting and investment power with respect to the shares shown, unless otherwise indicated.

Name and Address of Beneficial                                          Amount of Beneficial   Percent of
Owner (1)                    Position                Title of Class         Ownership             Class
---------------------------------------------------------------------------------------------------------
Malcolm H. Philips, Jr.      Director                Class A Common       2,535,500 (2)  (3)        7.01%
                                                     Class B Common         100,000 (4)            57.14%

James Griffin                Executive Officer       Class A Common          27,750 (2)             0.08%
                                                     Class B Common               -                    -

Timothy Shriver              Executive Officer       Class A Common       1,371,371 (2)             3.79%
                             and Director            Class B Common          40,000 (4)            22.86%

George Dials                 Director                Class A Common         180,000 (2)  (5)        0.50%
                                                     Class B Common               -                    -

Dr. BD Liaw                  Director                Class A Common         175,000 (2)  (5)        0.48%
                                                     Class B Common               -                    -

John A. Knubel               Director                Class A Common          85,000 (2)  (5)        0.23%
                                                     Class B Common               -                    -

---------------------------------------------------------------------------------------------------------
Shares of all named executives,
significant employees and directors as               Class A Common       4,374,621                12.09%
a group (6 persons)                                  Class B Common         140,000                80.00%

(1) The address for each of the listed persons is c/o CDEX Inc., 1700 Rockville Pike, Suite 400, Rockville, Maryland 20852.

(2) The stock granted to each of the above-named directors and executive officers may be subject to a vesting schedule and risk of forfeiture. CDEX has the option to require that any unvested shares at termination be forfeited. Upon termination of employment/provision of service, CDEX has the option to purchase any vested shares of the employee/service provider at fair market value.

(3) Includes stock held by entities in which Mr. Philips has a controlling interest.

(4) Until December 11, 2006, holders of shares of Class B Common Stock are entitled to elect a majority of the members of CDEX's board of directors, while the holders of the Class A Common Stock have the right to elect the remainder of the directors. Thereafter, holders of Class A and Class B shares will be entitled to one vote per share on any matter submitted to holders of common stock. By virtue of their share ownership, these individuals, acting as a group, currently control the election of our board of directors and other affairs of CDEX.

(5) Each of Mr. George Dials and Dr. BD Liaw, as a director, was provided shares of common stock under the terms of such director's Services Agreement with CDEX as well as a stock bonus in 2002. Mr. Knubel, as a director, was provided 20,000 shares of common stock under terms of director's Services Agreement with CDEX dated July 1, 2004.

The following table sets forth the stock ownership of: (i) each person known by us, as of the date of this report, to be the beneficial owner of five percent (5%) or more of our common stock, (ii) each executive officer and director, individually, and (iii) our executive officers and directors as a group. Each person has sole voting and investment power with respect to the shares shown, unless otherwise indicated.

Name and Address of Beneficial                                          Amount of Beneficial   Percent of
Owner (1)                    Position                Title of Class         Ownership             Class
---------------------------------------------------------------------------------------------------------
Malcolm H. Philips, Jr.      Director                Class A Common       2,535,500 (2)  (3)        7.01%
                                                     Class B Common         100,000 (4)            57.14%

James Griffin                Executive Officer       Class A Common          27,750 (2)             0.08%
                                                     Class B Common               -                    -

Timothy Shriver              Executive Officer       Class A Common       1,371,371 (2)             3.79%
                             and Director            Class B Common          40,000 (4)            22.86%

George Dials                 Director                Class A Common         180,000 (2)  (5)        0.50%
                                                     Class B Common               -                    -

Dr. BD Liaw                  Director                Class A Common         175,000 (2)  (5)        0.48%
                                                     Class B Common               -                    -

John A. Knubel               Director                Class A Common          85,000 (2)  (5)        0.23%
                                                     Class B Common               -                    -

---------------------------------------------------------------------------------------------------------
Shares of all named executives,
significant employees and directors as               Class A Common       4,374,621                12.09%
a group (6 persons)                                  Class B Common         140,000                80.00%

(1) The address for each of the listed persons is c/o CDEX Inc., 1700 Rockville Pike, Suite 400, Rockville, Maryland 20852.

(2) The stock granted to each of the above-named directors, executive officers and key employee are subject to a vesting schedule and are fully vested by the date of this report, with the exception of shares issued to John Knubel which become fully vested by July 1, 2006. Upon termination of employment/provision of service, CDEX has the option to purchase any vested shares of the employee/service provider at fair market value. CDEX has the option to require that any unvested shares at termination be forfeited. The forfeiture provisions may be terminated upon the first to occur of (i) written notice by CDEX removing all vesting restrictions; (ii) lapse of six months after the restricted stock becomes fully tradable on an open market pursuant to an effective registration statement filed with the SEC; or (iii) a "change of control" of CDEX (as such term is defined in the relevant agreements).

(3) Includes 1,040,000 shares held by entities in which Mr. Philips has a controlling interest.

(4) Until December 11, 2006, holders of shares of Class B Common Stock are entitled to elect a majority of the members of CDEX's board of directors, while the holders of the Class A Common Stock have the right to elect the remainder of the directors. Thereafter, holders of Class A and Class B shares will be entitled to one vote per share on any matter submitted to holders of common stock. By virtue of their share ownership, these individuals, acting as a group, currently control the election of our board of directors and other affairs of CDEX.

(5) Each of Mr. George Dials and Dr. BD Liaw, as a director, was provided shares of common stock under the terms of such director's Services Agreement with CDEX as well as a stock bonus in 2002. Mr. Knubel, as a director, was provided 20,000 shares of common stock under terms of director's Services Agreement with CDEX dated July 1, 2004.

Certain Relationships and Related Transactions

The Company previously leased space and purchased consulting and other supplies and services from Dynamic Management Resolutions, LLC (DMR). The owners of DMR are executive officers and key employees and consultants of the Company. Total expenses of the Company related to services provided by DMR were $5,760 for the year ended October 31, 2004.

The spouse of the Chief Executive Officer purchased one $100,000 convertible note in 2004 and one $62,000 convertible note in 2005 paying interest at 9%. Total interest expense paid to this related party was $666 and $483 for the years ended October 31, 2004 and 2005, respectively. The $100,000 note was redeemed at par value for cash in April 2004 and the $62,000 note was redeemed at par value for cash in March 2005.


                                  PROPOSAL TWO
                                  ------------

                  AMENDMENT TO THE ARTICLES OF INCORPORATION TO
                    INCREASE AUTHORIZED CLASS A COMMON STOCK

General

The Company's current Articles of Incorporation, as amended, provide for an authorized capitalization consisting of 39,300,000 shares of Class A common stock, 200,000 shares of Class B common stock and 500,000 shares of preferred stock. As of January 30, 2006, there were 35,693,128 shares of Class A common stock outstanding. The Board of Directors believes that it is in the best interest of both the company and its stockholders to increase the authorized shares of Class A common stock from 39,300,000 authorized shares to 50,000,000 shares. An increase in the number of shares of Class A common stock will not affect our authorized shares of preferred stock or Class B common stock. We will continue to have 500,000 shares of preferred stock authorized for issuance on terms deemed appropriate by our Board of Directors. We will also continue to have 200,000 shares of Class B common stock authorized although 175,000 shares of Class B common stock are issued and outstanding.

Purpose

The Board of Directors believes that this increase in authorized shares is necessary to in order for the Company to have available a sufficient number of shares of Class A common stock to allow it to take advantage of financing, acquisition and other business opportunities, which arise from time to time, in a timely manner without the delay of further stockholder approval (unless such approval is otherwise required by law or regulation or the applicable rules of any securities exchange or market). Future purposes for additional shares could include securing additional financing for the operation of the Company through the issuance of additional shares, issuance of shares of additional stock and options to employees as compensation, subdividing outstanding shares through stock splits, effecting acquisitions of other businesses, technologies or properties, or for general corporate purposes. The Company has no definite plan, commitment, agreement or understanding at this time to issue any shares of the proposed additional common stock. Although the Company has sufficient shares of Class A common stock to meet its existing obligations to issue Class A common stock, our ability to issue additional options, warrants, or other rights convertible into shares of our Class A common stock is limited.

Effect of Issuance of Additional Shares of Common Stock

The issuance by the Company of any additional shares of Class A common stock would dilute the equity interests of the existing holders of the Class A common stock. Such dilution may be substantial, depending upon the amount of shares issued. The newly authorized shares of Class A common stock will have voting and other rights identical to those of currently authorized shares of Class A common stock.

Approval Required

Approval to amend the current Articles of Incorporation of the Company under the Nevada Revised Statutes requires the affirmative vote of the holders of a majority of the voting power of the company.


The Board of Directors recommends a vote "For" this proposal to the amendment to the Articles of Incorporation.


                                 PROPOSAL THREE
                                 --------------

             AMENDMENT TO THE 2003 STOCK INCENTIVE PLAN TO INCREASE
                 THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE
               FOR ISSUANCE THEREUNDER BY AN ADDITIONAL 3,500,000

Our board of directors has approved and submitted for stockholder approval an amendment to the 2003 Stock Incentive Plan (the "Plan"). The amendment is to increase the number of shares of Class A common stock available for issuance under the Plan, either directly or through options issued under the Plan, by 3,500,000 shares. For a description of the Plan as well as our 2002 Stock Incentive Plan, see "Stock Incentive Plans" under Proposal One above.

The board of directors may issue shares or options under the Plan from time to time in its discretion. Management believes that the ability to issue shares or options under the Plan, in lieu of or supplemental to cash compensation to CDEX's officer, employees and consultants, is an important tool for the recruitment of qualified individuals committed to our company's growth. The board has not yet determined how it will allocate the additional shares or options among the officers, employees and consultants if at all.

Approval Required

Approval to amend the 2003 Stock Incentive Plan requires the affirmative vote of the holders of a majority of the voting power of the company.

The Board of Directors recommends a vote "For" this proposal to the amendment to the 2003 Stock Incentive Plan.


                                  PROPOSAL FOUR
                                  -------------

              RATIFICATION OF THE APPOINTMENT OF ARONSON & COMPANY
                  AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE
                       FISCAL YEAR ENDING OCTOBER 31, 2006


The Board of Directors has selected Aronson & Company, as the Company's independent auditors for the fiscal year ending October 31, 2006, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Aronson & Company has audited the Company's financial statements for the fiscal years ended October 31, 2003, 2004 and 2005. Representatives of Aronson & Company are expected to be present at the Annual Meeting, have an opportunity to make a statement if they so desire and be available to respond to appropriate questions.

Approval Required

Stockholder ratification of the selection of Aronson & Company as the Company's independent auditors is not required by the Company's By-laws or otherwise. However, the Board is submitting the selection of Aronson & Company to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the board will reconsider whether or not to retain that firm. Even if the selection is ratified, the board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The Board of Directors recommends a vote "For" this proposal to ratify the appointment of Aronson & Company as the Company's independent auditors for the fiscal year ending October 31, 2006.


                             MATTERS TO BE PRESENTED

As of the date of this proxy statement, the only matters which management intends to present, or is informed that others will present, for action at the Annual Meeting, are those set forth in this proxy statement and the accompanying notice of meeting. If any other matters are presented at the Annual Meeting, the accompanying proxy will be voted in accordance with the best judgment of the proxy holders.


                              STOCKHOLDER PROPOSALS

Stockholders are entitled to present proposals for action at our 2007 Annual Meeting of Stockholders if they comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission. Proposals of shareholders of the Company that are intended to be presented for consideration at the Company's 2007 Annual Meeting of Stockholders must be received by the Company no later than October 31, 2006, and must otherwise comply with the requirements of Rule 14a-8 under the Securities Exchange Act o 1934, as amended, in order that they may be considered for inclusion in the proxy materials relating to that meeting.


                    HOUSEHOLDING OF ANNUAL MEETING MATERIALS

The Securities and Exchange Commission rules permit registrants to send a single set of the annual report and proxy statement to any household at which two or more shareholders reside if the registrant believes they are members of the same family. Each shareholder will continue to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces the expense to the registrant. We are in the process of implementing these householding rules with respect to its record holders, and a number of brokerage firms have instituted householding which may impact certain beneficial owners of our Class A common stock. If your family has multiple accounts by which you hold Class A common stock, you may have previously received a householding notification from your broker. Please contact your broker directly if you have any questions, require additional copies of the proxy statement or annual report, or wish to revoke your decision to household, and thereby receive multiple reports. Those options are available to you at any time.

                            EXPENSES OF SOLICITATION

CDEX will bear the expenses of preparing and mailing this proxy material, as well as the cost of any required solicitation. In addition to this solicitation of proxies, the officers, directors and regular employees of CDEX, without receiving any additional compensation therefore, may solicit proxies by mail, telephone, or personal contact. CDEX will also request stockholders, banks and other fiduciaries to forward proxy material to their principals or customers who are the beneficial owners of shares and will reimburse them for reasonable out-of-pocket expenses incurred.

By order of the Board of Directors

/s/
----------------------------------
BD Liaw
Chairman of the Board

February ___ , 2006

                                    CDEX INC.


             REVOCABLE PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 17 , 2006
                 THE BOARD OF DIRECTORS IS SOLICITING THIS PROXY


The undersigned stockholder of CDEX INC., a Nevada corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated February ___ , 2006, and hereby appoints BD Liaw and Timothy Shriver, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2006 Annual Meeting of Stockholders of CDEX INC., to be held on Friday , March 17, 2006, at 10:00 a.m., Eastern Standard Time, at the Doubletree Hotel, 1750 Rockville Pike, Rockville MD 20852, and at any adjournment or adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side of this proxy card.

                  PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE. x

1. ELECTION OF DIRECTORS:

---------------------------------------------------------------------------------------------------------------------------
FOR ALL NOMINEES LISTED AT RIGHT:                                      WITHHOLD                    NOMINEES:
(INSTRUCTION:  To withhold authority to vote for any individual        AUTHORITY                   James Griffin
nominee(s), draw a line through the name of such nominee.)             FOR ALL NOMINEES:           Donald W. Strickland
---------------------------------------------------------------------------------------------------------------------------
                        |_|                                                |_|
---------------------------------------------------------------------------------------------------------------------------


2. AMEND OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK WE ARE AUTHORIZED TO ISSUE TO 50,000,000 SHARES

                        FOR       AGAINST     ABSTAIN
                        |_|         |_|         |_|

3. AMENDMENT TO THE 2003 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE THEREUNDER TO __________________


                        FOR       AGAINST     ABSTAIN
                        |_|         |_|         |_|


 4. RATIFICATION OF THE APPOINTMENT OF ARONSON & COMPANY AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING OCTOBER 31, 2006

                        FOR       AGAINST     ABSTAIN
                        |_|         |_|         |_|

5. OTHER MATTERS THAT MAY COME BEFORE THE MEETING.

If any other matters are properly brought before the Meeting (or any adjournments of the Meeting) the persons named as Proxies or their substitutes are authorized to vote upon such other matters in their discretion.


THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR ELECTION AS DIRECTORS LISTED ABOVE AND FOR PROPOSALS TWO AND THREE AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

Such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of attorneys-in-fact hereunder.

Signature___________________________________  ________________________________________    Dated: ____________________, 2006.
                                                      Signature if held jointly

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER
COMMUNICATIONS
If you would like to reduce the costs incurred by CDEX Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CDEX Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.


NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized personnel.